Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form F-3 No. 333-188107) of Gazit Globe Ltd. and in the related Prospectus of our reports dated March 30, 2016, with respect to the consolidated financial statements and schedule of Gazit Globe Ltd. and subsidiaries, and the effectiveness of internal control over financial reporting of Gazit Globe Ltd. and subsidiaries included in this Annual Report (Form 20-F) for the year ended December 31, 2015.

/s/ Kost Forer Gabby & Kasierer
Tel-Aviv, Israel	KOST FORER GABBAY & KASIERER
April 21, 2016	A Member of Ernst & Young Global